SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 31, 1999



                                  AUTOEYE INC.
             (Exact name of Registrant as specified in its charter)



      Delaware                         0-26673                    98-0207081
(State or other jurisdiction     (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)



                               #6-2150 Bowen Road
                            Nanaimo, British Columbia
                                 Canada V9F 1H7
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (250) 758-0665

                                   Suite 1650
                      Waterfront Centre, 200 Burrard Street
                           Vancouver, British Columbia
                                 Canada V6C 3L6
          (Former name or former address if changed since last report.)

Item 1.  Changes in Control of Registrant

      On January 31, 2000 the Company acquire all of the issued and outstanding shares of Forest Industry Online, Inc. in exchange for 10,000,000 shares of the Company's common stock.

      Forest Industry was incorporated on January 9, 1997. Forest Industry's principal business activities include designing web sites and operating and maintaining a computer internet web site for companies associated with the forest industry.

      Forest Industry has a website at forestindustry.com, which is fully operational.

      As of January 25, 1999 Forest Industry employed thirteen people on a full-time basis.

      Following the acquisition of Forest Industry Andrew Hromyk resigned as the Company's president. The Company's new officers and directors are:

            Name                                Position

            Joe Perraton                        President and a Director
            Andrew Hromyk                       Secretary and a Director
            Marc White                          Director

      As a result of the acquisition of Forest Industry the following persons are the principal shareholders of the Company's common stock.

                                  Shares           Percentage
      Name                       Owned             Ownership

      Joe Perraton             2,400,000               17%
      Lara Perraton              700,000                5%
      Teaco Properties Ltd.    6,900,000 (1)           49%
      Bona Vista West Ltd.     4,137,240               27%

(1) Mark White is a controlling person of Teaco Properties Ltd. and may be considered the beneficial owner of these shares.

Item 2.  Acquisition or Disposition of Assets

      See Item 1.

Item 5.  Other Events

      Concurrent with the acquisition of Forest Industry the Company sold 750 shares of its Series A Convertible Preferred stock at a price of $1,000 per share to three investors. Each Series A Preferred Share is convertible into shares of the Company's common stock on or after March 16, 2000. The number of shares of the Company's common stock which will be issued upon the conversion of each Series A Preferred share will be determined by dividing $1,000 by 75% of the average closing bid of the Company's common stock for the ten trading days prior to conversion. Notwithstanding the above, in no event will (i) less than 250 shares or (ii) more than 5,000 shares of common stock be issued upon the conversion of each Series A Preferred share.

Item 7.  Financial Statements, Pro Forma Financial Information

(a)   Financial Statements of Business Acquired

(b)   Pro Forma Financial Information

(c)   Exhibits

      2     Share Exchange Agreement

      4 Certificate of Designation setting forth rights and preferences of Series A Convertible Preferred Stock

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   February 15, 2000

                                          AUTOEYE INC.



                                          By:   /s/ Andrew Hromyk
                                                Andrew Hromyk, Secretary

Forest Industry Online Inc.

Financial Statements

July 31, 1999 and 1998

(In U.S. $)




                                                                       Page

o     Auditors' Report                                                  1

o     Balance Sheet                                                     2

o     Statement of Operations and Deficit                               3

o     Statement of Cash Flows                                           4

o     Statement of Stockholders' Deficit                                5

o     Notes to the Financial Statements                              6-10






                 1999          1998
                   $            $

Revenues        300,362       128,685

Expenses        300,494       203,884

Net (Loss)        (541)      (65,667)

Auditors' Report


To the Shareholders of:
FOREST INDUSTRY ONLINE INC.


      We have audited the Balance Sheets of Forest Industry Online Inc. as at July 31, 1999 and 1998 and the Statements of Operations and Deficit, Cash Flows and Shareholders' Deficiency for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

      In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at July 31, 1999 and 1998 and the results of its operations and the changes in its cash flows for the years then ended in accordance with generally accepted accounting principles in Canada, which except as disclosed in Note 16 to the financial statements, also conform in all material respects with accounting principles generally accepted in the United States.



Chartered Accountants




Vancouver, B.C., Canada
November 05, 1999

                                FOREST INDUSTRY ONLINE INC.
   Balance Sheet

         AS AT JULY 31, 1999 AND 1998
--------------------------------------------------------------------------
                                                     1999           1998
                                                        $              $
         ASSETS
         CURRENT
         Cash                                       2,819          2,789
         Accounts Receivable                       64,657         23,498
         Note Receivable                                -         14,406
         Prepaid Expenses                           1,795            414
         Due from Affiliated Company  (Note 3)        166              -
                                                    ---------------------

                                                   69,437         41,107
         Capital (Note 4)                          31,031         11,785
                                                   ---------------------

                                                  100,468         52,892
         LIABILITIES
         CURRENT
         Operating Line of Credit (Note 5)         13,278              -
         Accounts Payable and Accrued Liabilities  39,265         34,198
         Unearned Revenues                         52,281         23,162
         Current Portion of Long Term Debt         22,465              -
                                                 ------------------------

                                                  127,289         57,360
         Due to  Parent Company (Note 6)           50,341        123,055
         Due to Shareholders (Note 7)              17,672              -
         Long Term Debt  (Note 8)                  33,230              -
                                                  ------------------------


                                                  228,532        180,415
         SHAREHOLDERS' DEFICIENCY
         Share Capital (Note 9)                         1              1
         Deficit                                (128,065)      (127,524)
                                               --------------------------

                                                (128,064)      (127,523)
                                               --------------------------

                                                  100,468         52,892
                                                =========        =======

         Approved on behalf of the Board of the Directors:
         "Marc White", Director
         "Joe Perraton", Director

                                FOREST INDUSTRY ONLINE INC.

   Statement of  Operations  and  Deficit  FOR THE YEARS ENDED JULY 31, 1999 AND
         1998
--------------------------------------------------------------------------
                                                     1999           1998
                                                        $              $
         REVENUES                                 300,362        128,685
                                                  -------        -------

         EXPENSES
         Advertising and Promotion                  2,282          3,164
         Amortization                               7,763          3,036
         Automobile                                   540          4,055
         Bad Debts                                  7,782          3,155
         Bank Charges and Interest                 14,534         12,655
         Consulting Fees                              487          1,898
         Insurance, Licenses and Dues               1,827          2,127
         Internet and Connecting Fees               8,034         12,869
         Office Supplies                           11,403         10,200
         Printing                                  11,167              -
         Professional Fees                         17,592         12,657
         Rent, Property Taxes and Utilities        10,150          6,147
         Repair and Maintenance                     2,222            442
         Salaries and Benefits                    172,339        101,255
         Telephone                                 13,664         15,610
         Trade Shows                                7,985          3,513
         Travel and Lodging                        10,723         11,101
                                                   ------         ------
                                                  300,494        203,884
         (Loss) Before Other Item                   (132)       (75,199)
         Foreign Exchange Gain (Loss)               (409)          9,532
                                                    -----          -----

         NET (LOSS) FOR THE YEAR                    (541)       (65,667)
         Deficit, Beginning of the Year         (127,524)       (61,857)

         DEFICIT, END OF THE YEAR               (128,065)      (127,524)
                                                =========      =========

                                FOREST INDUSTRY ONLINE INC.


   Statement of Cash Flows
         FOR THE YEARS ENDED JULY 31, 1999 AND 1998
--------------------------------------------------------------------------
                                                     1999           1998
                                                        $              $
      CASH WAS PROVIDED FROM,
          UTILIZED (FOR):

      OPERATING ACTIVITIES:
         Net (Loss) for the Year                    (541)       (65,667)
         Non-Cash Items:
         Amortization                               7,763          3,036
         Change in Non-Cash Working Capital
             Accounts (Note 13)                     6,052         15,722
                                                    -----         ------

                                                   13,274       (46,909)

      FINANCING ACTIVITIES
         Bank Loan (net of repayments)             55,695              -
         Advances  (to) Affiliated Company          (166)              -
         Advances from (to) Parent Company       (72,714)         47,406
         Advances from (to) Shareholders           17,672        (1,759)
                                                   ------        -------

                                                      487         45,647
      INVESTING ACTIVITY
         Acquisition of Capital Assets           (27,009)        (4,120)
                                                 --------        -------

      DECREASE IN CASH                           (13,248)        (5,382)
         Cash, Beginning of the Year                2,789          8,171
                                               ----------          -----

      CASH (BANK INDEBTEDNESS),
      END OF THE YEAR                            (10,459)          2,789
                                                 ========          =====

         Cash (Bank Indebtedness) comprised of:
         Cash                                       2,819          2,789
         Operating Line of Credit                (13,278)              -
                                                 --------      ---------

                                                 (10,459)          2,789
                                                 ========          =====

                                FOREST INDUSTRY ONLINE INC.


   Statement of Stockholders' Deficit
         FROM JANUARY 09, 1997 (INCEPTION) TO JULY 31, 1999
--------------------------------------------------------------------------------

                                         Common Shares        Deficit
                                       Shares    Amount     Accumulated  Total
                                           #          $           $        $
                                       ---------------------------------------
         Issuance of Shares for Cash
         in January 1997                  100         1            -         1

         Net (Loss) from Inception to
         July 31, 1997                      -         -     (61,857)  (61,857)
------------------------------------------------------------------------------
         Balance, July 31, 1997           100         1     (61,857)  (61,856)

         Net (Loss) for the Year Ended
         July 31, 1998                      -         -     (65,667)  (65,667)
------------------------------------------------------------------------------
         Balance, July 31, 1998           100         1    (127,524) (127,523)

         Net (Loss) for the Year Ended
         July 31, 1999                      -         -        (541)     (541)
------------------------------------------------------------------------------

         Balance, July 31, 1999            100        1    (128,065) (128,064)
                               ===============================================

                                FOREST INDUSTRY ONLINE INC.


   Notes to the Financial Statements
         AS AT JULY 31, 1999 AND 1998
--------------------------------------------------------------------------

NOTE 1 - NATURE OF OPERATIONS

      Forest Industry Online Inc. ("the Company") was incorporated on January 09, 1997 under the laws of the Province of British Columbia, Canada. The Company's principal business activities include designing web sites and operating and maintaining a computer internet web site for companies associated with the forest industry.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   a) Capital Assets and Amortization

      Capital assets are recorded at cost. Amortization is provided for at the following annual rates on the straightline basis:

               Automotive Equipment             -       20%
               Computer Equipment               -       20%
               Furniture and Fixtures           -       10%
               Software                         -      100%

      One half of the above rates are applied in the year of acquisition and no amortization is taken in the year of disposal.

   b) Revenue Recognition and Unearned Revenues

      Revenues are recorded on the billed basis. Customers are billed on a quarterly basis in advance for advertising fees and hosting revenue. Unearned revenues relate to the period of the billing that has not yet transpired and therefore not earned.

   c) Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                FOREST INDUSTRY ONLINE INC.


   Notes to the Financial Statements
         AS AT JULY 31, 1999 AND 1998
--------------------------------------------------------------------------


NOTE 3 - DUE FROM AFFILIATED COMPANY

      Amounts due from an affiliated company are unsecured, are non-interest bearing and have no formal terms of repayment.

                                                     1999           1998
                                                        $              $

Seaspray Log Scaling Ltd.                             166              -
                                                     ===================

NOTE 4  - CAPITAL ASSETS

                                         Accumulated         Net Book Value
                              Cost       Amortization      1999         1998
                                $              $             $           $

Automotive Equipment           710            71            639             -
Computer Equipment          33,938         8,846         25,092        11,535
Furniture and Fixtures       3,013           175          2,838           100
Software                     5,225         2,763          2,462           150
                             ------------------------------------------------

                            42,886        11,855         31,031        11,785
                            =================================================

NOTE 5 - OPERATING LINE OF CREDIT

      The Company has a $16,600 (CDN$25,000) revolving operating line of credit with the Royal Bank of Canada. The line of credit is payable on demand, bears interest at prime plus 1.75% per annum payable monthly, and is secured by a general security agreement over all the assets of the Company, guarantees by the corporate shareholder and personal guarantees of the principals of the Company.

                                FOREST INDUSTRY ONLINE INC.


   Notes to the Financial Statements
         AS AT JULY 31, 1999 AND 1998
--------------------------------------------------------------------------


NOTE 6 - DUE TO PARENT COMPANY

      Amounts due to parent company, Teaco Properties Ltd. who owns 78% of the Company, are unsecured and have no specific terms of repayment except for $49,840 (1998 - $111,152) which bears interest at prime plus 5% per annum.

                                                     1999           1998
                                                        $              $

            Teaco Properties Ltd.                  50,341        123,055
                                                   ======        =======

NOTE 7 - DUE TO SHAREHOLDERS

      Amounts due to shareholders are non-interest bearing, unsecured, and have no specific terms of repayment.

                                                     1999           1998
                                                        $              $

                                                   17,672              -
                                                   ======     ==========
NOTE 8 - LONG TERM DEBT
                                                     1999           1998
                                                        $              $

    Demand Bank Loan, Royal Bank                   55,695              -
    The  demand  loan  is   repayable  in  monthly
    instalments  of $1,992  including  interest at
    prime  plus 2% per annum and is  secured  by a
    general   security   agreement  over  all  the
    assets of the Company, guarantees by the corporate shareholder and personal guarantees of the principals of the Company.

                                FOREST INDUSTRY ONLINE INC.


   Notes to the Financial Statements
         AS AT JULY 31, 1999 AND 1998
--------------------------------------------------------------------------


                                                   55,695              -
         Less:  Current Portion                  (22,465)              -
                                                 --------      ---------

                                                   33,230              -
                                               ==========    ===========

         The estimated principal repayments over the next three years are as follows:

         Year                                          $

         2000                                      22,465
         2001                                      23,185
         2002                                      10,045
                                                   ------
                                                   55,695

NOTE 9 - SHARE CAPITAL

         Authorized:

               10,000  Class "A" voting common shares with no par value

                Issued:                                 1999        1998
                                                        $            $

               100    Class "A" voting common shares    1            1
                                                      =====        =====

         The shares were issued on January 09, 1997 for cash proceeds of $0.01 per share.

                           FOREST INDUSTRY ONLINE INC.


   Notes to the Financial Statements
         AS AT JULY 31, 1999 AND 1998
--------------------------------------------------------------------------

NOTE 10 - INCOME TAXES

      The Company has non-capital losses available for carry-forward totalling $129,921. These losses may be carried forward to be applied against future income for Canadian tax purposes. The losses expire as follows:

                  Year                                  $

                  2004                             56,828
                  2005                             72,031
                  2006                              1,062
                                                ---------

                                                  129,921

      No future benefit for these losses has been recognized in these financial statements.

NOTE 11 - COMMITMENTS

   A) The Company has entered into an agreement to lease office premise to March 31, 2000. The monthly lease payment, excluding operating costs, is $1,007.

   B) The Company has entered into an agreement to lease a vehicle to November 30, 1999. The monthly lease payment is $213 with an option to purchase the vehicle at the end of the lease for $11,950. The Company does not plan to exercise the option to purchase the vehicle when the lease expires.

   C) The Company has entered into an agreement to lease an internet telecommunication line to December 31, 2002. The monthly lease payment is $863.

NOTE 12 - RELATED PARTY TRANSACTIONS

      In addition to those transactions disclosed elsewhere in these financial statements, the Company had the following transactions with related parties:

                                                         1999           1998
                                                           $              $
  Salaries paid to shareholders of the Company for
  Management administration, sales, supervision,
  and product development services                      49,410          25,325

                           FOREST INDUSTRY ONLINE INC.


   Notes to the Financial Statements
         AS AT JULY 31, 1999 AND 1998
--------------------------------------------------------------------------

                                                          1999           1998
                                                           $              $
         Interest paid to the parent company for funds
         advanced to the Company.                        9,905         11,031


         Professional fees paid to the parent company
         for accounting services provided.              12,220          8,275


NOTE 13 - CHANGE IN NON-CASH WORKING CAPITAL ACCOUNTS

                                                         1999           1998
                                                           $              $

         Accounts Receivable                          (41,159)       (12,870)
         Note Receivable                               14,406       (14,406)
         Prepaid Expenses                              (1,381)          (414)
         Accounts Payable and Accrued Liabilities       5,067         20,250
         Unearned Revenues                             29,119         23,162

                                                        6,052         15,722

NOTE 14 - FINANCIAL INSTRUMENTS

      Financial instruments include cash, accounts receivable, due from affiliated company, operating line of credit, accounts payable and accrued liabilities, long term debt, amounts due to parent company and shareholders. The estimated fair value of such financial instruments approximates their carrying value.

NOTE 15 - UNCERTAINTY DUE TO YEAR 2000 ISSUE

The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on,or after January 01, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers, suppliers, or other parties, will be fully resolved.

      The Company's software programs are Year 2000 compliant. In addition, as a safety measure, the Company backs up all its computer data on a daily basis.

NOTE 16 - UNITED STATES ACCOUNTING PRINCIPLES

      These   financial   statements  have  been  prepared  in  accordance  with
accounting   principles  generally  accepted  in  Canada.  They  do  not  differ materially from accounting principles generally accepted in the United States.

                           FOREST INDUSTRY ONLINE INC.

                          INTERIM FINANCIAL STATEMENTS

                       PREPARED BY MANAGEMENT (unaudited)

                   FOR THE THREE MONTHS ENDED OCTOBER 31, 1999

                        -  Balance Sheet

                        -  Statement of Operations and Deficit

                        -  Statement of Cash Flows

                        -  Notes to the Financial Statements

                           FOREST INDUSTRY ONLINE INC.
                        INTERIM BALANCE SHEET (unaudited)
                             AS AT OCTOBER 31, 1999
------------------------------------------------------------------------------

                                                Oct-31         Oct-31
                                                1999           1998
                                                ($ U.S.)       ($ U.S.)
                        ASSETS
CURRENT
      Cash                                      $    --    $    2,762
      Accounts Receivable                        64,956        28,065
      Prepaid Expenses                              239           232
      Due from Shareholders (Note 3)                 --        20,027
      Due from Affiliated Companies (Note 4)        531            --
                                                   -------------------

                                                 65,726         51,086

Capital Assets (Note 5)                          38,021         16,544
                                             -------------------------

                                               $ 103,747    $   67,630
                                             =========================


                        LIABILITIES

CURRENT
      Operating Line of Credit (Note 6)        $ 11,915     $       --
      Accounts Payable and Accrued Liabilities   40,625         42,584
      Due to Shareholders (Note 3)               17,878             --
      Unearned Revenue                           59,166         27,349
      Current portion of bank loan               23,327             --
                                             --------------------------

                                                152,911         69,933
      Due to Parent Company (Note 7)             58,607        120,730
      Long Term Debt (Note 8)                    29,058             --
                                             --------------------------

                                                240,576        190,663

                        SHAREHOLDERS' EQUITY

Share Capital (Note 9)                                1              1
Deficit                                        (136,830)      (123,034)
                                             ---------------------------
                                               (136,829)      (123,033)

                                              $ 103,747    $    67,630
                                               =======================

                                FOREST INDUSTRY ONLINE INC.
                    INTERIM STATEMENT OF INCOME AND DEFICIT (unaudited)
                        FOR THE THREE MONTHS ENDED OCTOBER 31, 1999
------------------------------------------------------------------------------

                                                  Three      Three
                                                  Months     Months
                                                  Ended      Ended
                                                  Oct-31     Oct-31
                                                  1999       1998
                                                  ($ U.S.)   ($ U.S.)


REVENUE                                         $  86,363   $ 59,519
                                                --------------------

EXPENSES
      Advertising and promotion                       857      1,361
      Amortization                                  2,726      1,084
      Automobile                                      327       (484)
      Bad Debts                                     2,033        247
      Bank Charges and Interest                     3,439      3,916
      Consulting Fees                                 203         98
      Insurance, Licenses and Dues                    960      1,352
      Internet and Connecting Fees                  2,874      3,222
      Office Supplies                               3,239      2,446
      Printing                                      1,454         --
      Professional Fees                             6,570      3,063
      Rent, Property Taxes and Utilities            3,877      1,472
      Repairs and maintenance                         217        919
      Salaries and benefits                        50,440      29,205
      Telephone                                     4,388      3,406
      Trade Shows                                   3,286      2,750
      Travel and lodging                            4,316        860
                                                --------------------

                                                   91,206      54,917

NET INCOME (LOSS) BEFORE OTHER ITEMS               (4,843)     4,602

Foreign Exchange Gain (Loss)                       (3,922)      (112)

NET INCOME (LOSS) FOR THE PERIOD                   (8,765)      4,490

Deficit, beginning of period                      (128,065)   (127,524)
                                                ----------------------

DEFICIT, END OF PERIOD                          $ (136,830) $ (123,034)
                                                =======================

                                FOREST INDUSTRY ONLINE INC.
                         INTERIM STATEMENT OF CASH FLOW (unaudited)
                        FOR THE THREE MONTHS ENDED OCTOBER 31, 1999
------------------------------------------------------------------------------


                                               Three Months       Three Months
                                                   Ended              Ended
                                               Oct-31, 1999      Oct-31, 1998
                                                 ($ U.S.           ($ U.S.)

CASH WAS PROVIDED FROM, UTILIZED (FOR):

OPERATING ACTIVITIES:

Net Income (Loss) for the Period              $ (8,765)           $ 4,490

Non-Cash Item:

      Amortization                               2,726              1,084
      Change in Non-Cash Working Capital
        Accounts (Note 13)                       9,502              8,188
                                                 -------------------------
                                                 3,463             13,762

FINANCING ACTIVITIES
Bank Loan (net of repayments)                   (3,310)                --
Note Receivable (net of repayments)                 --             (5,621)
Advances from (to) Affiliated Company             (365)                --
Advances from (to) Parent Company                8,266             (2,325)
Advances from (to) Shareholders                    206                 --
                                                  -----------------------
                                                 4,797             (7,946)

INVESTING ACTIVITY
Acquisition of Capital Assets                   (9,716)            (5,843)
                                                --------------------------

DECREASE IN CASH                                (1,456)               (27)

Cash (Bank Indebtedness), Beginning of
    the Period                                 (10,459)             2,789
                                               --------------------------

CASH (BANK INDEBTEDNESS),
END OF THE PERIOD                              (11,915)            2,762
                                                ------------------------

Cash (Bank Indebtedness) comprised of:
Cash                                                --             2,762
Operating Line of Credit                       (11,915)               --
                                               -------------------------

                                             $ (11,915)          $ 2,762
                                               =========================

                                FOREST INDUSTRY ONLINE INC.
                   NOTES TO THE INTERIM FINANCIAL STATEMENTS (unaudited)
                                   AS AT OCTOBER 31, 1999
-----------------------------------------------------------------------------



NOTE 1 - NATURE OF OPERATIONS

Foresty Industry Online Inc. ("the company") was incorporated on January 9, 1997 under the laws of the Province of British Columbia. The Company's principal business activities include designing web sites and operating and maintaining a computer internet web site for companies associated with the forest industry.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

a) Capital Assets and Amortization

Capital assets are recorded at cost. Amortization is provided for at the following annual rates on the straight line basis:

      Automotive Equipment -       20%
      Computer Equipment -         20%
      Furniture and Fixtures -     10%
      Software -                  100%

One half of the above rates are applied in the year of acquisition and no amortization is taken in the year of disposal.

b) Revenue Recognition and Unearned Revenues

Revenues are recorded on a billed basis. Customers are billed on a quarterly basis in advance for advertising fees and hosting revenue. Unearned revenues relate to the period of the billing that as not yet transpired and therefore not earned.

c) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - DUE FROM (TO) SHAREHOLDERS

Amounts due from (to) shareholders are unsecured, are non-interest bearing and have no formal terms of repayment.

                                FOREST INDUSTRY ONLINE INC.
                   NOTES TO THE INTERIM FINANCIAL STATEMENTS (unaudited)
                                   AS AT OCTOBER 31, 1999
-----------------------------------------------------------------------------


NOTE 4 - DUE FROM AFFILIATED COMPANY

Amounts due from an affiliated company are unsecured, are non-interest bearing and have no formal terms of repayment.

                                                October 31    October 31
                                                  1999           1998

Seaspray Log Scaling Ltd.                        $ 531         $ ----
                                                 =======================


NOTE 5 - CAPITAL ASSETS

                                                        Net Book Value
                                    Accumulated    October 31    October 31
                           Cost    Amortization      1999          1998

Automotive Equipment     $  732      $   257       $   475        $   --

Computer Equipment       43,401       10,926         32,475       14,863

Furniture and Fixtures    3,471          263         3,208           395

Software                  5,382        3,519         1,863         1,286
                         -----------------------------------------------

                         52,986       14,965        38,021      $ 16,544
                         ===============================================


NOTE 6 - OPERATING LINE OF CREDIT

The company has a $ 16,560 ($25,000 CDN) revolving operating line of credit with the Royal Bank of Canada. The line of credit is payable on demand, bears interest at prime plus 1.75% per annum payable monthly, and is secured by a general security agreement over all assets of the Company, guarantees by the corporate shareholder and personal guarantees of the principals of the Company.

NOTE 7 - DUE TO PARENT COMPANY

Amounts due to parent company, Teaco Properties Ltd. owns 78% of the Company, are unsecured and have no specific terms of repayment except $ 52,850 (October 31, 1998 - $114,973) which bears interest at prime plus 5% per annum.

                                                October 31     October 31
                                                  1999            1998

Teaco Properties Ltd.                            $ 58,607     $ 120,730
                                                ========================



                                FOREST INDUSTRY ONLINE INC.
                   NOTES TO THE INTERIM FINANCIAL STATEMENTS (unaudited)
                                   AS AT OCTOBER 31, 1999
---------------------------------------------------------------------------


NOTE 8 - LONG TERM DEBT

                                                 October 31    October 31
                                                   1999           1998

Demand Bank Loan, Royal Bank
The  demand  loan is  repayable  in  monthly
instalments  of $ 2,051  including interest
at prime  plus 2% per  annum  and is  secured
by a  general  security agreement  over all the
assets  of the  Company,  guarantees  by the
corporate shareholder and personal guarantees
of the principals of the Company.                 $ 52,385     $  -----

Less: Current Portion                               23,327        -----
                                                -----------------------

                                                    29,058     $  -----
                                                =======================


The estimated principal repayments over the next three years are as follows:

                                    Year
                                    ----
                                    2000        $ 23,327
                                    2001          24,075
                                    2002           4,983

NOTE 9 - SHARE CAPITAL

Authorized:

            10,000 Class "A" voting common shares with no par value

Issued:

                                              October 31    October 31
                                                1999          1998

100 Class "A" voting common shares              $ 1           $ 1

NOTE 10 - INCOME TAXES

The company has non-capital losses available for carry-forward totalling $112,196. These losses may be carried forward to be applied against future income for tax purposes. The losses expire as follows:

                               Year
                              2004          $ 40,231
                              2005            71,965

                               FOREST INDUSTRY ONLINE INC.
                   NOTES TO THE INTERIM FINANCIAL STATEMENTS (unaudited)
                                   AS AT OCTOBER 31, 1999
------------------------------------------------------------------------------

NOTE 11 - COMMITMENTS AND CONTINGENCIES


A) The Company has entered into an agreement to lease office premises to March 31, 2000. The monthly lease payment excluding operating costs is $1,521 ($2,517 CDN).

B) The Company has entered into an agreement to lease a vehicle to November 30, 2000. The monthly lease payment is $220 ($321CDN) with an option to purchase the vehicle at the end of the lease for $12,312 ($18,000 CDN). The Company does not plan to exercise the option to purchase the vehicle when the lease expires.

C)    The  Company  has  entered   into  an   agreement  to  lease  an  internet
      telecommunication line to December 31, 2002. The monthly lease payment is $ 889 ($1,300 CDN).


NOTE 12 - RELATED PARTY TRANSACTIONS

In addition to those transactions disclosed elsewhere in these financial statements, the Company had the following transactions with related parties:

                                                      October 31    October 31
                                                       1999             1998

Salaries paid to a shareholder of the Company for    $ 7,827         $ 5,026
management administration, sales, supervision, and product development services.

Interest paid to the parent company for funds
advanced to the Company                                1,430           3,646

Professional fees paid to the parent company for 6,570 3,063 accounting services provided.


NOTE 13 - CHANGE IN NON-CASH WORKING CAPITAL ACCOUNTS


                                                 October 31      October 31
                                                    1999            1998

Accounts Receivable                               $ ( 299)    $ ( 4,567)
Prepaid Expenses                                    1,556           182
Accounts Payable and Accrued Liabilities            1,360         8,386
Unearned Revenues                                   6,885         4,187
                                                -----------------------
                                                    9,502         8,188

                                FOREST INDUSTRY ONLINE INC.
                   NOTES TO THE INTERIM FINANCIAL STATEMENTS (unaudited)
                                   AS AT OCTOBER 31, 1999
-------------------------------------------------------------------------------


NOTE 14 - FINANCIAL INSTRUMENTS

Financial instruments include cash, accounts receivable, due from affiliated company, operating line of credit, accounts payable and accrued liabilities, long term debt, amounts due to parent company and shareholders. The estimated fair value of such financial instruments approximates their carrying value.


NOTE 15 - UNCERTAINTY DUE TO YEAR 2000 ISSUE

The Year 2000 Issue arises because many computerized systems use two digit rather than four to identify a year. Date sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers, suppliers, or other parties, will be fully resolved.

The Company's software programs are Year 2000 compliant. In addition, as a safety measure, the Company backs up all its computer data on a daily basis.


NOTE 16 - UNITED STATES ACCOUNTING PRINCIPLES

These financial statements have been prepared in accordance with accounting principles generally accepted in Canada. They do not differ materially from accounting principles generally accepted in the United States.

          Autoeye Inc.

          Pro Forma Consolidated Financial Statements
          Pro Forma Consolidated Financial Statements

          October 31, 1999 and July 31, 1999

          (In U.S. $)








      Pro Forma Consolidated Balance Sheets

      Pro Forma Consolidated Statements of Operations

      Pro Forma Consolidated Statements of Stockholders' Equity

      Pro Forma Consolidated Statements of Cash Flows

      Notes to the Pro Forma Consolidated Financial Statements

                                  AUTOEYE INC.
      Pro Forma Consolidated Balance Sheets
      As at October 31 and July 31, 1999 (In U.S. $)
--------------------------------------------------------------------


                                          October 31, 1999    July 31, 1999
                                                 $                    $
 ASSETS
 CURRE NT
 Cash                                          750,833         753,567
 Accounts Receivable                            64,956          64,657
 Prepaid Expenses                                  239           1,795
 Due from Affiliated Company                       531             166
                                             ---------      ----------

                                               816,559         820,185
 Property and Equipment                         38,021          31,031
                                             ---------       ---------

                                               854,580         851,216

 LIABILITIES and STOCKHOLDERS' EQUITY
 CURRENT
 Operating Line of Credit                       11,915          13,278
 Accounts Payable and Accrued Liabilities       75,048          69,839
 Unearned Revenues                              59,166          52,281
 Current Portion of Long Term Debt              23,327          22,465
                                              --------          ------

                                               169,456         157,863

 Due to Related Company                         58,607          50,341
 Due to Shareholders                            17,878          17,672
 Long Term Debt                                 29,058          33,230
                                              --------        --------

                                               274,999         259,106
 STOCKHOLDERS' EQUITY
 Share Capital
     Common stock, $0.0001 par value
     30,000,000 authorized;  14,964,540
     issued and outstanding                      1,497           1,497
     Preferred stock, $0.0001 par value
     5,000,000 authorized;  750 issued and
     outstanding                                     1               1
 Additional paid in capital                    718,677         718,677
 Deficit                                      (140,594)       (128,065)
                                               579,581         592,110

                                               854,580         851,216


Unaudited - "See accompanying notes to the pro forma consolidated financial statements"

                                  AUTOEYE INC.

      Pro Forma Consolidated Statements of Operations
      For the Periods Ended October 31 and July 31, 1999 (In U.S. $)
------------------------------------------------------------------------------


                                                  Three Months         Year
                                                     Ended             Ended
                                              October 3, 1999     July 31, 1999
                                                       $            $

REVENUES                                                86,363      300,362
                                                 --------------------------

EXPENSES

Advertising and Promotion                                  857        2,282
Amortization                                             2,726        7,763
Automobile                                                 327          540
Bad Debts                                                2,033        7,782
Bank Charges and Interest                                3,480       14,534
Consulting Fees                                            203          487
Foreign Exchange Loss                                    3,922          409
Insurance, Licenses and Dues                               960        1,827
Internet and Connecting Fees                             2,874        8,034
Office Supplies                                          5,277       11,403
Printing                                                 1,454       11,167
Professional Fees                                        8,255       17,592
Rent, Property Taxes and Utilities                       3,877       10,150
Repair and Maintenance                                     217        2,222
Salaries and Benefits                                   50,440      172,339
Telephone                                                4,388       13,664
Trade Shows                                              3,286        7,985
Travel and Lodging                                       4,316       10,723
                                                 --------------------------

                                                        98,892      300,903
                                                 --------------------------


NET LOSS FOR THE PERIOD                               (12,529)        (541)
                                                 --------------------------

Weighted Average Number of Shares Outstanding,      14,964,540   10,000,000
Basic and Diluted

Loss per Common Share, Basic and Diluted               (0.001)      (0.001)
                                                 --------------------------



Unaudited - "See accompanying notes to the pro forma consolidated financial statements"

                                   AUTOEYE INC.

Pro Forma Consolidated Statements of Stockholders' Equity For the Periods from August 1, 1998 to October 31, 1999 (In U.S. $)
----------------------------------------------------------------------------


                                                 Common Stock         Preferred Stock        Additional     Deficit       Total
                                           Number of                Number of                 Paid in
                                            Shares     Amount       Shares        Amount      Capital

Balance, August 1, 1998                    4,927,040      493           -            -         (492)      (127,524)      (127,523)

Adjustment to comply with
recapitalization accounting (note 2):

Common stocks issued to purchase all
issued and outstanding shares of The
Forest Industry Online Inc.,July 31,
1999; net of transaction costs of
of $15,863 (note 2)                       10,000,000     1,000           -            -      (31,689)             -        (30,689)

Common stocks issued for service, July
31, 1999, valued at  approximately
$0.023 per share (note 2)                     37,500         4           -            -          859              -            863


750 Series `A' convertible preferred
shares issued for cash, July 31, 1999
at $1,000 per share (note 2)                       -         -         750            1      749,999              -        750,000

Net Loss for the Period                            -         -           -            -            -           (541)          (541)
-----------------------------------------------------------------------------------------------------------------------------------

Balance, July 31, 1999                    14,964,540     1,497         750            1      718,677       (128,065)       592,110

Net Loss for the Period                            -         -           -            -            -        (12,529)       (12,529)
-----------------------------------------------------------------------------------------------------------------------------------

Balance, October 31, 1999                 14,964,540     1,497         750            1      718,677       (140,594)        579,581
-----------------------------------------------------------------------------------------------------------------------------------



Unaudited - "See accompanying notes to the pro forma consolidated financial statements"

                                  AUTOEYE INC.

Pro Forma Consolidated Statements of Cash Flows
For the Periods Ended October 31 and July 31, 1999 (In U.S. $)
----------------------------------------------------------------------------

                                                  Three Months         Year
                                                    Ended             Ended
                                                   October 31,       July 31,
                                                      1999            1999
                                                       $                 $
CASH WAS PROVIDED FROM, UTILIZED (FOR):

OPERATING ACTIVITIES:
Net Loss for the Period                               (12,529)        (541)
Non-Cash Items:
   Amortization                                          2,726        7,763
   Change in Non-Cash Working Capital Accounts
       Accounts Receivable                               (299)     (41,159)
       Note Receivable                                       -       14,406
       Prepaid Expenses                                  1,556      (1,381)
       Accounts Payable and Accrued Liabilities          5,209        5,067
       Unearned Revenues                                 6,885       29,119
                                                 --------------------------

Net Cash Provided by Operating Activities                3,548       13,274

                                                 --------------------------
FINANCING ACTIVITIES

Long Term Debt and Operating Line of Credit            (4,673)       68,973
Advances (Repayments)

Advances (to) Affiliated Company                         (365)        (166)
Advances from (to) Related Company                       8,266     (72,714)
Advances from (to) Shareholders                            206       17,672
Cash Acquired in Acquisition                                 -      750,748
                                                 --------------------------

Net Cash Provided by Financing Activities                3,434      764,513
                                                 --------------------------

INVESTING ACTIVITY

Acquisition of Capital Assets                          (9,716)     (27,009)
                                                 --------------------------

INCREASE (DECREASE) IN CASH                            (2,734)      750,778

Cash, Beginning of the Period                          753,567        2,789
                                                 --------------------------


CASH, END OF THE PERIOD                                750,833      753,567
                                                 --------------------------


Unaudited - "See accompanying notes to the pro forma consolidated financial statements"

                                   AUTOEYE INC.

Notes to the Pro Forma Consolidated Financial Statements
For the Periods Ended October 31 and July 31, 1999
-------------------------------------------------------------------------------

Note 1 - General

The unaudited pro forma consolidated balance sheets and pro forma consolidated statements of operations, stockholders' equity and cash flows of Autoeye Inc. (Autoeye) have been compiled from and include:

(a) the audited balance sheets of Autoeye Inc. as at May 31, 1999 and the audited statements of operations, stockholders' equity and cash flows for the year then ended;

(b) the audited balance sheets of The Forest Industry Online Inc. (Forest Industry) as at July 31, 1999 and the audited statements of operations, stockholders' deficit and cash flows for the year then ended;

(c) the unaudited balance sheets of Autoeye as at October 31and July 31, 1999 and the unaudited statements of operations and cash flows for the periods then ended; and

(d) the unaudited balance sheets of Forest Industry as at October 31, 1999 and the unaudited statements of operations and cash flows for the period then ended.

For more detailed information,  readers should refer to the financial statements
of  Autoeye  and  Forest  Industry  included   elsewhere  in  this  Registration
Statement.

The unaudited pro forma consolidated balance sheets, statements of operations, stockholders' equity and cash flows give effect to the proposed transactions, as detailed in the Share Exchange Agreement between Autoeye and Forest Industry, described in note 2 below. The pro forma consolidated financial statements have been presented as though the transactions occurred on July 31, 1999.

The pro forma consolidated financial statements may not necessarily be indicative of the results and financial position which would have resulted had the transactions been effected on the date indicated above. Further, the pro forma financial information is not necessarily indicative of the financial position that may be attained in the future.

Note 2 - Basis of Presentation

Autoeye and the shareholders of Forest Industry have entered into a share exchange agreement dated January 20, 2000. Under the terms of the agreement:

Autoeye issued 10,000,000 common shares for all of the issued and outstanding shares of Forest Industry, 100 common shares. As at July 31, 1999, there were 4,927,040 common shares of Autoeye (after reflecting a 21:1 stock consolidation which occurred on August 20, 1999 and a subsequent stock split of 1:40 which occurred on August 21, 1999). The acquisition was accounted for as a recapitalization of Forest Industry. The transaction has been accounted for as a capital transaction effectively representing an issue of shares by Forest Industry for the net assets of Autoeye. The transaction was completed on January 31, 2000 and at that date the net assets of Autoeye consisted of:

      Cash and cash equivalent                   $ 750,748
      Accounts Payable                            (15,574)
                                              ------------
                                                 $ 735,174
                                              ------------

Unaudited - See "Independent Accountants' Compilation Report"

                                  AUTOEYE INC.

Notes to the Pro Forma Consolidated Financial Statements
For the Periods Ended October 31 and July 31, 1999
-------------------------------------------------------------------------------

Note 2 - Basis of Presentation (Continued)

Total costs related to this recapitalization transaction were estimated at $15,863. They include cash expense in the estimated amount of $15,000 and non-cash expense in the amount of $863. The non-cash expense relates to the issuance of 37,500 shares of common stock of Autoeye. The fair value of these services was estimated based upon the estimated fair value of the shares at $0.023 per share. Total transaction costs have been recorded as a charge to the stockholders' equity of Autoeye.

Cash and cash equivalents held by Autoeye in the amount of $750,000 were obtained through subscriptions for a private placement of 750 Series "A" Convertible Preferred Stock at a price of $1,000 per share. The closing of this private placement and the release of funds held in escrow were contingent on this acquisition being completed. The Series "A" preferred stocks are convertible at the option of the holder, and at any time after forty-five days from the day the subscription funds are received, into common stocks at 75% of the last ten day average closing bid price of Autoeye subject to a maximum conversion rate of 5,000 common stocks for one preferred stock and a minimum conversion rate of 250 common stocks for one preferred stock. In addition, provided a securities registration is in effect qualifying the resale of the common stocks, all Series "A" preferred stocks will be deemed to convert into common stocks on or before January 31, 2001, the first anniversary date.

The pro forma financial statements give effect to the recapitalization transaction and completion of the private placement as at July 31, 1999. These historical financial statements reflect the financial position, results of operations and cash flows of Forest Industry consolidated with those of Autoeye from August 1, 1999. The number of common stocks outstanding reflects those of Autoeye.








Unaudited - See "Independent Accountants' Compilation Report"